UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2011 (June 8, 2011)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2011, TPC Group Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 – the election of seven directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2012 annual meeting of stockholders;

•	Proposal 2 – the approval of an advisory resolution on the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement;

•	Proposal 3 – the advisory vote on the frequency of future advisory stockholder votes on the compensation of the Company’s named executive officers; and

•	Proposal 4 – the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the 2011 fiscal year.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 21, 2011.

At the Annual Meeting, each director nominee was elected and the stockholders ratified the appointment of Grant Thornton LLP. The stockholders also approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers and recommended, in an advisory and non-binding vote, an annual vote frequency for future advisory stockholder votes on the compensation of the Company’s named executive officers. The final voting results for each proposal, including the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, are set forth below.

Proposal 1- Election of Directors

The stockholders elected each of the director nominees.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Eugene R. Allspach	11,316,577	265,374	2,414,552
James A. Cacioppo	11,305,238	276,713	2,414,552
Michael E. Ducey	11,236,299	345,652	2,414,552
Richard B. Marchese	11,313,712	268,239	2,414,552
Michael T. McDonnell	11,316,577	265,374	2,414,552
Jeffrey M. Nodland	11,288,427	293,524	2,414,552
Jeffrey A. Strong	11,273,998	307,953	2,414,552

Proposal 2- Approval of Advisory Resolution on the Compensation of the Named Executive Officers

The stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,184,570	100,891	296,490	2,414,552

Proposal 3- Advisory Vote on the Frequency of Future Advisory Stockholder Votes on the Compensation of the Named Executive Officers

The stockholders recommended, in an advisory and non-binding vote, an annual vote frequency for future advisory stockholder votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
6,493,677	110,178	4,721,127	256,969	2,414,552

Proposal 4- Appointment of the Independent Registered Public Accountants for 2011

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the 2011 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,716,738	41,227	238,538	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date:	June 13, 2011	By:	/s/ Shannon B. Weinberg
Shannon B. Weinberg
Deputy General Counsel and Secretary